AMENDMENT NO. 6
                                       TO
                     ALLTEL CORPORATION PROFIT-SHARING PLAN
                         (January 1, 1994 Restatement)


          WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Profit-Sharing Plan, as amended and restated effective
January 1, 1994, and subsequently further amended, (the "Plan"); and

          WHEREAS, the Company desires further to amend the Plan;

          NOW, THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the respects hereinafter set forth.

          1. Effective as of March 1, 1996, Section 13.05 of the Plan is amended by adding a new subsection (i) at the end thereof to provide as follows:

              (i)  Each person who

                   (i) was an active employee of Five Paces, Inc. and became an Employee on March 1, 1996;

                   (ii) met the eligibility requirements to become a Participant on or before the last day of the 1996 Plan Year; and

                   (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1996 Plan Year under
                          Section 13.04;

                   shall receive an allocation of Employer Contribution for the 1996 Plan Year as provided in this subsection (i), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1996 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1996 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of
                   Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection
                   (i) but for his transfer of employment prior to December 31, 1996, shall be deemed to be in the Region including the Participants eligible under this subsection (i) for the 1996 Plan Year.


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          2.  Effective as of March 1, 1996, Section 13.05 of the Plan is
amended by adding a new subsection (j) at the end thereof to provide as follows:

              (j)  Each person who

                   (i) was an active employee of Rockland Trust Company and became an Employee on March 1, 1996;

                   (ii) met the eligibility requirements to become a Participant on or before the last day of the 1996 Plan Year; and

                   (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1996 Plan Year under
                          Section 13.04;

                   shall receive an allocation of Employer Contribution for the 1996 Plan Year as provided in this subsection (j), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1996 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1996 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of
                   Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (j) but for his transfer of employment prior to December 31, 1996, shall be deemed to be in the Region including the Participants eligible under this subsection (j) for the 1996 Plan Year.

          3. Effective as of March 17, 1996, Section 13.05 of the Plan is amended by adding a new subsection (k) at the end thereof to provide as follows:

              (k)  Each person who

                   (i) was an active employee of St. Vincent Infirmary Medical Center and became an Employee on March 17, 1996;

                   (ii) met the eligibility requirements to become a Participant on or before the last day of the 1996 Plan Year; and

                   (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1996 Plan Year under
                          Section 13.04;

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

                   shall receive an allocation of Employer Contribution for the 1996 Plan Year as provided in this subsection (k), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1996 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1996 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (k) but for his transfer of employment prior to December 31, 1996, shall be deemed to be in the Region including the Participants eligible under this subsection (k) for the 1996 Plan Year.

          4. Effective as of May 17, 1996, Section 13.05 of the Plan is amended by adding a new subsection (l) at the end thereof to provide as follows:

              (l)  Each person who

                   (i) was an active employee of Citizens Savings Bank and became an Employee on May 17, 1996;

                   (ii) met the eligibility requirements to become a Participant on or before the last day of the 1996 Plan Year; and

                   (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1996 Plan Year under
                          Section 13.04;

                   shall receive an allocation of Employer Contribution for the 1996 Plan Year as provided in this subsection (l), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1996 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1996 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (l) but for his transfer of employment prior to December 31, 1996, shall be

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

                   deemed to be in the Region including the Participants eligible under this subsection (l) for the 1996 Plan Year.

          5. Effective as of June 1, 1996, Section 13.05 of the Plan is amended by adding a new subsection (m) at the end thereof to provide as follows:

              (m)  Each person who

                   (i) was an active employee of Security First Network Bank and became an Employee on June 1, 1996;

                   (ii) met the eligibility requirements to become a Participant on or before the last day of the 1996 Plan Year; and

                   (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1996 Plan Year under
                          Section 13.04;

                   shall receive an allocation of Employer Contribution for the 1996 Plan Year as provided in this subsection (m), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1996 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1996 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (m) but for his transfer of employment prior to December 31, 1996, shall be deemed to be in the Region including the Participants eligible under this subsection (m) for the 1996 Plan Year.

          6. Effective as of June 23, 1996, Section 13.05 of the Plan is amended by adding a new subsection (n) at the end thereof to provide as follows:

              (n)  Each person who

                   (i) was an active employee of St. Elizabeth Hospital and became an Employee on June 23, 1996;

                   (ii) met the eligibility requirements to become a Participant on or before the last day of the 1996 Plan Year; and

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

                   (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1996 Plan Year under
                          Section 13.04;

                   shall receive an allocation of Employer Contribution for the 1996 Plan Year as provided in this subsection (n), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1996 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1996 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (n) but for his transfer of employment prior to December 31, 1996, shall be deemed to be in the Region including the Participants eligible under this subsection (n) for the 1996 Plan Year.
          7. Effective as of July 1, 1996, Section 13.05 of the Plan is amended by adding a new subsection (o) at the end thereof to provide as follows:

              (o)  Each person who

                   (i) was an active employee of Regional Acceptance Corporation and became an Employee on July 1, 1996;

                   (ii) met the eligibility requirements to become a Participant on or before the last day of the 1996 Plan Year; and

                   (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1996 Plan Year under
                          Section 13.04;

                   shall receive an allocation of Employer Contribution for the 1996 Plan Year as provided in this subsection (o), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1996 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1996 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of

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

                   Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (o) but for his transfer of employment prior to December 31, 1996, shall be deemed to be in the Region including the Participants eligible under this subsection (o) for the 1996 Plan Year.

          8. Effective as of September 1, 1996, Section 13.05 of the Plan is amended by adding a new subsection (p) at the end thereof to provide as follows:

              (p)  Each person who

                   (i) was an active employee of West Jefferson Medical Center and became an Employee on September 1, 1996;

                   (ii) met the eligibility requirements to become a Participant on or before the last day of the 1996 Plan Year; and

                   (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1996 Plan Year under
                          Section 13.04;

                   shall receive an allocation of Employer Contribution for the 1996 Plan Year as provided in this subsection (p), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1996 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1996 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (p) but for his transfer of employment prior to December 31, 1996, shall be deemed to be in the Region including the Participants eligible under this subsection (p) for the 1996 Plan Year.

          9. Effective as of the date of execution hereof, the phrase "paragraph (b), (c), (d), (e), (f), or (g)" in subsection (a) of Section 9.04 of the Plan is deleted therefrom and the phrase "the succeeding subsections" is substituted therefor.

         10. Effective as of December 26, 1994, Section 9.04 of the Plan is amended by adding a new subsection (h) at the end thereof to provide as follows:

              (h) In determining Years of Eligibility Service for an Employee who was an employee of Medical Data Technologies, Inc.

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

                   ("Medical Data") immediately prior to December 26, 1994, and became an Employee on December 26, 1994, the Employee's period or periods of employment with Medical Data prior to December 26, 1994, that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

         11. Effective as of the date of execution hereof, the phrase "paragraph (b), (c), (d), (e), (f), (g), or (h)" in subsection (a) of Section
9.05 of the Plan is deleted therefrom and the phrase "the succeeding subsections" is substituted therefor.

         12. Effective as of December 26, 1994, Section 9.05 of the Plan is amended by adding a new subsection (i) at the end thereof to provide as follows:

              (i) In determining Years of Vesting Service for an Employee who was an employee of Medical Data Technologies, Inc.
                   ("Medical Data") immediately prior to December 26, 1994, and became an Employee on December 26, 1994, the Employee's period or periods of employment with Medical Data prior to December 26, 1994, that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.


          IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 3rd day of February, 1997.


                                             ALLTEL CORPORATION


                                             By:  /s/  John L. Comparin
                                                  Title:  V.P. Human Resources
                                                          and Administration

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